Thrivent Flexible Premium Deferred Variable Annuity (05)
Thrivent Variable Annuity Account I

Summary Prospectus for New Investors
April 30, 2022
This Summary Prospectus summarizes key features of the Thrivent Flexible Premium Deferred Variable Annuity Contract (the “Contract”) offered by Thrivent Financial for Lutherans (“Thrivent,” “we,” “us” or “our”), a fraternal benefit society organized  under Wisconsin law. Before you invest, you should review the full Prospectus for the Contract, which contains more information about the features, benefits and risks. You can find this document and other information about the Contract online at dfinview.com/Thrivent/FlexDefVA. You can also obtain this information in paper at no cost by calling 1-800-847-4836, or by sending an email request to mail@thrivent.com.
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IF YOU ARE A NEW INVESTOR IN THE CONTRACT, YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES.
In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total Contract value. You should review the full Prospectus, or consult with your financial advisor or professional, for additional information about the specific cancellation terms that apply.
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Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved this contract or passed upon the adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Important Information You Should Consider About the Contract
FEES AND EXPENSES (Current Contract W-BC-FPVA (05) Issued from May 2005 through the present)				Location in Statutory Prospectus
Charges for Early Withdrawals	If you request a full or partial surrender within the first 7 Contract Years, you may be assessed a Surrender Charge. The maximum Surrender Charge is 7% during the first year and declines by 1% annually. If you make a full or partial surrender in the first 7 Contract Years, you could pay a Surrender Charge of up to $7,000 on a $100,000 investment.			Charges-Surrender Charge
Transaction Charges	In addition to Surrender Charges, there may also be charges for other transactions.
You may make 12 free transfers in each Contract Year. On subsequent transfers (other than the dollar cost averaging and asset rebalancing programs), you will incur a $25 transfer charge.
	You will also pay a charge if you request a wire transfer of funds from your Contract to another financial institution. That financial institution may also charge a fee to receive a wire. You will also pay a charge if you request to have a check sent to you using an overnight mail service.			Charges
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.			Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of Accumulated Value in each Subaccount):
	Contract Years 1-7	0.0%	1.25%
	Contract Years 8+	0.0%	1.15%
	Investment options (Portfolio fees and expenses as a percentage of daily net assets) Expenses may be higher or lower in future years. More detail is contained in the prospectus for each Portfolio.	0.23%	1.42%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	Minimum	Maximum
	Maximum Anniversary Death Benefit (MADB)	0.0%	0.20%
	Premium Accumulation Death Benefit (PADB)	0.0%	0.40%
	Earnings Addition Death Benefit (EADB)	0.0%	0.25%
	MADB and PADB	0.0%	0.50%
	MADB and EADB	0.0%	0.35%
	PADB and EADB	0.0%	0.55%
	MADB and PADB and EADB	0.0%	0.65%
	Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider Charge	0.0%	1.25%

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract , the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract , which could add Surrender Charges that substantially increase costs.
	Lowest Annual Cost: $1,506	Highest Annual Cost: $3,348
	Assumes:	Assumes:
	Investment of $100,000	Investment of $100,000
	5% annual appreciation	5% annual appreciation
	Least expensive Portfolio fees and expenses	Most expensive Portfolio fees and expenses
	No optional benefits or riders	All three Optional Death Benefits MADB and EADB and PADB
	No sales charges	No sales charges
	No additional purchase payments, transfers or withdrawals	No additional purchase payments, transfers or withdrawals
RISKS			Location in Statutory Prospectus
Risk of Loss	You can lose money investing in the Contract.		Principal Risks of Investing in the Contract
Not a Short-Term Investment	The Contract is not a short-term investment and is not appropriate for you if you need ready access to cash. The Contract has a 7-year Surrender Charge from the date the Contract was issued that may decrease the surrender value.		Principal Risks of Investing in the Contract
Risk Associated with Investment Options	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Portfolios available under the Contract . Each investment option (including the Fixed Account) will have its own unique risks, and you should review these investment options before making an investment decision.		Principal Risks of Investing in the Contract
Insurance Company Risks	Any obligations, guarantees or benefits are subject to the claims-paying ability of Thrivent. More information about Thrivent, including its financial strength ratings are available upon request by calling (800) 847-4836 or by sending an email to mail@thrivent.com.		Principal Risks of Investing in the Contract
RESTRICTIONS			Location in Statutory Prospectus
Investments	The amount transferred from the Fixed Account in any Contract Year may not exceed the greater of $500 or 25% of the Accumulated Value in the Fixed Account.
Premium amounts of $1 million or greater require prior approval. We reserve the right to limit the total of all premiums paid under the Contract to $1 million. Additional premiums must be at least $50.
	We reserve the right to add, delete, combine or substitute investment options.		Purchases and Contract Value-Fixed Account
Optional Benefits	You may only select Optional Living or Optional Death Benefits at the time of issue. The GLWB Rider cannot be added along with any Optional Death Benefits.		Benefits Available Under the Contract

TAXES		Location in Statutory Prospectus
Tax Implications	You should consult with a tax professional to determine the tax implications of an investment in and withdrawals or benefits received under the Contract. There is no additional tax benefit if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to a 10% federal tax penalty, if under age 59 1⁄2 and no exception applies.	Taxes
CONFLICTS OF INTEREST		Location in Statutory Prospectus
Investment Professional Compensation	Financial advisors or professionals receive compensation for selling the Contracts. The financial advisor or professional will receive a base commission and may also receive trailing compensation based on the Contract’s Accumulated Value. Financial advisors or professionals may have an incentive to offer or recommend the Contract over another investment.	Distribution of the Contracts
Exchanges	Some financial advisors or professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new Contract rather than continue to own the existing contract.	Taxes-Exchanges of Annuity Contracts

Overview of the Contract
What is the Contract , and what is it designed to do?
The Contract is an individual flexible premium deferred variable annuity contract intended to help you accumulate assets for retirement or other long-term goals, through an investment in one or more Portfolios and the Fixed Account.
When you are ready to take money out of the annuity, the Contract offers withdrawals on an ad hoc or systematic basis. There is also an optional living rider, which you may add for an additional charge, where you may take out guaranteed withdrawal amounts for life. Lastly, annuities provide you the option of electing from several types of annuity payments (settlement options), that can be guaranteed for a set timeframe or for your lifetime.
For whom is the Contract appropriate for?
The Contract may be appropriate if you have a long-term investment horizon. It is not appropriate for people who may need to make early or frequent withdrawals or who intend to engage in frequent trading.
What are the phases of the Contract ?
The Contract has two phases, the accumulation phase and the income phase.
During the accumulation phase, you may make one or more premium payments and transfer Accumulated Value between the various investment options and the Fixed Account, subject to some limitations. Additional information about the available investment options can be found in the Appendix at the end of this document.
The income phase begins when we begin to make payments to you. If you elect to annuitize, you may have all or part of your Contract’s Accumulated Value converted into guaranteed annuity payments (a settlement option).
What are the Contract ’s primary features?
Investment Options: The Contract provides the opportunity for tax-deferred growth by allocating the Accumulated Value to a variety of investment options and the Fixed Account.
Tax Treatment: The premium payments you put into the Contract have the potential to accumulate on a tax-deferred basis. This means earnings are not taxed until money is paid out of the Contract.
Dollar Cost Averaging: You may choose one of two different dollar cost averaging programs that allow you to have automatic periodic transfers made to one or more of the variable investment options. Either dollar cost averaging program allows such investments to be made in installments over time. The minimum premium necessary to establish a Dollar Cost Averaging program is $10,000.
Asset Rebalancing: You may choose the Automatic Asset Rebalancing program, which transfers your Accumulated Value among variable Portfolios on a regular basis according to your instructions. This can help you select a specific asset allocation and maintain it over time.
Death Benefits: The Contract offers a basic death benefit during the accumulation phase for your beneficiaries. There are also three optional death benefits, which you may add for an additional charge, that may increase the death benefit. Death Proceeds are calculated at the end of the Valuation Period during which we receive at our Service Center a certified copy of the death certificate. The amount of Death Proceeds is the greater of the Accumulated Value or the basic death benefit. Once calculated, Death Proceeds may continue to be subject to the investment experience of the Subaccounts until each beneficiary submits a claim form in good order.
Settlement Options: You may elect to convert all or some of your Accumulated Value into guaranteed annuity payments from us. A death benefit, if any, would then depend on the option you select.

Benefits Available Under the Contract
The following tables summarize information about the benefits under the Contract.
Death Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Basic Death Benefit	Pays the beneficiary if the Annuitant dies before the Annuity Date.	Standard	None	None	None
Maximum Anniversary Death Benefit (MADB)	Can increase the amount of the death benefit if the Accumulated Value is higher on a Contract Anniversary up to age 80.	Optional	0.20%	0.20%	Only available at issue if no more than issue age nearest 75. This is not available if GLWB Rider is selected.
Premium Accumulation Death Benefit (PADB)	Can increase the amount of the death benefit at a 5% annual interest rate.	Optional	0.40%	0.40%	Only available at issue if no more than issue age nearest 75. This is not available if GLWB Rider is selected.
Earnings Addition Death Benefit (EADB)	Can increase the amount of the death benefit by up to 40% of premiums.	Optional	0.25%	0.25%	Only available at issue if no more than issue age nearest 75. This is not available if GLWB Rider is selected.
Living Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Thrivent Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider	Allows you to withdraw up to an annual Guaranteed Withdrawal Amount each Contract year for as long as the Rider is inforce.	Optional	2.50%	1.30%	Only available at issue if you are Issue Age 50 or older. The minimum required premium is $25,000. This is not available if any Optional Death Benefits are selected.

Other Benefits
Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Annuity Income Payments	Allows the Owner to elect an annuity payout option specified in the Contract.	Standard	None	None	Depending on the option(s) selected, you may not be able to request surrenders.
Automatic Asset Rebalancing	Asset Rebalancing allows you to elect a specific asset allocation to maintain over time.	Standard	None	None	You may not include the Fixed Account.
Dollar Cost Averaging	Dollar Cost Averaging allows you to have automatic periodic transfers to one or more Subaccounts other than the Fixed Account.	Standard	None	None	You may not Dollar Cost Average into the Fixed Account.
Systematic Partial Surrenders	Allows for ongoing payments drawn from your investment options during the Accumulation Phase.	Standard	None	None	Surrender Charges may apply to amounts in excess of the free amount. Taxes or penalties may apply.
10% Free Surrender	10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year.	Standard	None	None	10% free amount is not cumulative.
Total Disability of the Annuitant	There is no Surrender Charge during or within 90 days after the end of the Annuitant’s total disability (according to the limitations of your Contract.)	Standard	None	None	The total disability begins after the Contract is issued and before the Annuitant attains age 65.
For Maryland contracts, the Contract is not required to be in force at the time of disability.
We will require satisfactory proof of disability.
Confinement of the Owner in a Hospital, Nursing Home, or Hospice	Surrender Charges are waived during or within 90 days after the end of confinement of the owner.	Standard	None	None	Confinement must begin after the Contract has been issued and must continue at least 30 days.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Current Fee	Brief Description of Restrictions and Limitations
Terminal Illness	Surrender Charges are waived if the Owner has a life expectancy of 12 months or less.	Standard	None	None	Certification from a licensed physician acting within the scope of his or her license will be required.
Loss of the Annuitant’s job	There is no Surrender Charge if the Annuitant is unemployed for 90 consecutive days and receives state unemployment benefits and the surrender is made during unemployment or within 90 days after unemployment benefits cease.	Standard	None	None	The unemployment must begin after the Contract is issued. We will require satisfactory proof of unemployment.

Buying the Contract
How do I buy the Contract ?
In order to purchase a Contract, you must submit an application to us through a financial advisor or professional. We only offer the Contract to a member or to a person eligible for membership who is also applying for membership.
What are the requirements to buy a Contract?
The minimum acceptable initial premium is $5,000 unless your Contract is issued in connection with a Qualified Plan. If your Contract is issued in connection with a Qualified Plan, the minimum acceptable premium is $2,000. We may, at our discretion, waive this initial premium requirement. You may pay additional premiums under the Contract , but we may choose not to accept any additional premium less than $50. We also reserve the right to limit all premiums paid on the Contract to a total of $1 million.
Making Withdrawals: Accessing the Money in Your Contract
What should I know about surrenders and withdrawals?
If you request a surrender on or before the Annuity Date, we will pay to you all or part of the Accumulated Value of the Contract after deducting any applicable Surrender Charge or tax withholding. Partial surrenders must be for at least $200 and must not reduce the remaining Accumulated Value in the Contract to less than $2,000.
When will you process my request?
Your request will be processed when we receive it at our Service Center in good order. If we receive your surrender request before the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time, it will receive that day’s valuation. We will pay you the proceeds from a surrender within seven days after the surrender is processed.
Are there tax consequences if I take a surrender or withdrawal?
A partial surrender or surrender may result in tax consequences, including a 10% federal penalty tax if you are under age 59 1⁄2 and no exception applies. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. For more information, please contact our Service Center at (800) 847-4836.

Additional Information About Fees
The following tables describe the fees and expenses for the Contract that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Accumulated Value between investment options. State premium taxes are not deducted.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of excess amount being surrendered)[1]	7%
Transfer Charge[2]	$25
[1]	In each Contract Year, you may surrender without a Surrender Charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a Surrender Charge. A Surrender Charge is deducted if a full or partial surrender occurs during the first seven Contract Years. The Surrender Charge is 7% during the first Contract Year and decreases by 1% each subsequent Contract Year.
[2]	You are allowed 12 transfers each Contract Year without charge. Transfers in excess of 12 will incur a $25 fee.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including Portfolio fees and expenses).
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.
You may only add an optional benefit at the time of application. You may select either the GLWB Rider or one or more optional death benefits.
Annual Contract Expenses	Maximum	Current
Administrative Expenses[3]	$30	$30
Base Contract Expenses[4]	Years 1-7	Years 8+
Mortality and Expense Risk Charge	1.25%	1.15%
Maximum Charges for Optional Benefit (based on benefits chosen)
Maximum Anniversary Death Benefit (MADB)	0.20%	0.20%
Premium Accumulation Death Benefit (PADB)	0.40%	0.40%
Earnings Addition Death Benefit (EADB)	0.25%	0.25%
MADB and PADB	0.50%	0.50%
MADB and EADB	0.35%	0.35%
PADB and EADB	0.55%	0.55%
MADB and PADB and EADB	0.65%	0.65%
GLWB Rider Risk Charge[5]	1.25%	0.75%
Maximum Total Separate Account Expenses[6]	2.50%	2.00%
[3]	See Charges-Administrative Expenses in the full Prospectus for more information.
[4]	The Mortality and Expense Risk Charge for a Contract pending payout due to a death claim is based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.
[5]	See Charges-GLWB Risk Charge in the full Prospectus for more information.
[6]	The maximum total separate account expenses occur when the GLWB Rider is selected as an optional benefit.

Different fees and charges may apply after the Contract has been annuitized.
Charges after the Annuity Date
Commuted Value Charge (for surrender of settlement option, if permitted)	0.25%
Mortality and Expense Risk Charge (after annuitization)	1.25%
As a fraternal benefit society, Thrivent is also required to have a Maintenance of Solvency provision applicable only to amounts allocated to the Fixed Account and the MVA Account in certain limited conditions.
The next table shows the minimum and maximum total annual operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios corresponding to Subaccounts available under the Contract, including their annual expenses, may be found at the back of this document in the Appendix.
Annual Portfolio Expenses	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.23%	1.42%
Expenses after reimbursements and/or fee waivers	0.23%	1.20% [7]
[7]	The “Expenses after reimbursements and/or fee waivers” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Annual Portfolio Company Expenses and will continue for at least one year from the date of this prospectus.
Example
This example is intended to help you compare the cost of investing in the Contract with cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses and Annual Portfolio expenses.
This example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of optional benefits, the MADB, PADB and EADB Optional Death Benefits. Although your costs may be higher or lower, based on these assumptions, your costs would be8:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with:
Maximum Portfolio Expenses:	$9,754	$14,944	$20,246	$35,798
Minimum Portfolio Expenses:	$8,641	$ 11,568	$14,551	$24,250
If you annuitize your Contract at the end of the applicable time period with:
Maximum Portfolio Expenses:	$9,754	$14,944	$20,246	$35,798
Minimum Portfolio Expenses:	$8,641	$ 11,568	$ 11,441	$24,250
If you do not surrender your Contract at the end of the applicable time period with
Maximum Portfolio Expenses:	$3,348	$10,213	$ 17,311	$35,798
Minimum Portfolio Expenses:	$2,161	$ 6,670	$ 11,441	$24,250

8For this example, the following assumptions are used: 0.65% optional benefit charge, 1.25% mortality and expense risk charge (1.15% for years 8 through 10), and portfolio operating expenses ranging from 1.42% to 0.23%.

Special Terms
Accumulated Value	The sum of the accumulated values for your Contract in Subaccounts, the Fixed Account, and Fixed Period Allocations on or before the Annuity Date.
Annuity Date	The date when annuity income payments will begin if an Annuitant is living on that date.
Contract	The flexible premium deferred variable annuity contract offered by Thrivent and described in this Prospectus.
Contract Anniversary	The same date in each succeeding year as the Date of Issue.
Contract Year	The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue and ending on the first Contract Anniversary.
Date of Issue	Generally the date on which the application is signed.
Fixed Account	Part of the general account of Thrivent, which includes all of Thrivent assets other than those in any Variable Account of Thrivent. For the current interest rate, please call our Service Center at 1-800-847-4836.
Issue Age	The age of the Annuitant on his or her birthday nearest the Date of Issue.
Notice	A request signed by you or provided in another manner acceptable to us and received in good order by us at our Service Center.
Portfolio	Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.
Qualified Plan	A retirement plan that receives favorable tax treatment under Section 401, 403, 408, or 408A or similar provisions of the Internal Revenue Code.
Service Center	Thrivent, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-847-4836, or such other office as we may specify in a notice to the Contract Owner.
Surrender Charge	A charge that applies to withdrawals that have not met the waiting period.
Variable Account	Thrivent Variable Annuity Account I, which is a Separate Account of Thrivent. The Subaccounts are subdivisions of the Variable Account.

Appendix : Portfolios Available Under the Contract
The following is a list of Portfolios that correspond to Subaccounts available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at dfinview.com/Thrivent/FlexDefVA. You can also request this information in paper at no cost by calling (800) 847-4836 or by sending an email request to mail@thrivent.com.
The current expenses and performance information below reflect fees and expenses of the Portfolios, but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance. Current performance information is available by calling (800) 847-4836, or available online at https://service.thrivent.com/apps/investments/vasubaccounts/VAPDailyAndPerformance.jsp
INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Allocation – 85%+ Equity	Thrivent Aggressive Allocation Portfolio	0.75% [1]	20.20%	14.94%	12.77%
Allocation – 70% to 85% Equity	Thrivent Moderately Aggressive Allocation Portfolio	0.69% [1]	16.35%	12.30%	10.99%
Allocation – 50% to 70% Equity	Thrivent Moderate Allocation Portfolio	0.63% [1]	12.69%	10.41%	9.24%
Allocation – 30% to 50% Equity	Thrivent Balanced Income Plus Portfolio	0.64%	12.44%	8.83%	8.66%
	Thrivent Moderately Conservative Allocation Portfolio	0.60% [1]	7.20%	7.61%	6.84%
Allocation – 15% to 30% Equity	Thrivent Diversified Income Plus Portfolio	0.48%	6.87%	6.79%	7.04%
Corporate Bond	Thrivent Income Portfolio	0.43%	-0.46%	5.57%	5.04%
Diversified Emerging Markets	Thrivent Partner Emerging Markets Equity Portfolio (Subadvisor: Aberdeen Asset Managers Limited)	1.20% [1]	-4.73%	9.61%	5.69%
Foreign Large Blend	Thrivent International Allocation Portfolio (Subadvisor for international small-cap equity assets: Goldman Sachs Asset Management, L.P.)	0.72%	14.46%	8.48%	7.24%
	Thrivent International Index Portfolio	0.45%	10.86%	N/A [4]	N/A [4]
Health	Thrivent Partner Healthcare Portfolio (Subadvisor: BlackRock Investment Management, LLC.)	0.84% [1]	12.77%	16.88%	14.18%
High Yield Bond	Thrivent High Yield Portfolio	0.44%	4.40%	4.97%	5.90%
Intermediate Government	Thrivent Government Bond Portfolio	0.44%	-1.52%	2.89%	2.55%
Large Blend	Thrivent ESG Index Portfolio	0.42% [1]	30.78%	N/A [4]	N/A [4]
	Thrivent Large Cap Index Portfolio	0.23%	28.41%	18.18%	16.20%
Large Growth	Thrivent All Cap Portfolio	0.65%	24.11%	16.63%	14.85%
	Thrivent Large Cap Growth Portfolio	0.43%	22.97%	25.36%	19.76%
Large Value	Thrivent Large Cap Value Portfolio	0.63%	32.05%	13.00%	13.44%
Mid-Cap Blend	Thrivent Mid Cap Index Portfolio	0.24%	24.47%	12.82%	13.85%
	Thrivent Mid Cap Stock Portfolio	0.65%	28.81%	15.94%	16.68%
Mid-Cap Growth	Thrivent Mid Cap Growth Portfolio	0.85% [1]	11.80%	N/A [4]	N/A [4]

INVESTMENT TYPE	PORTFOLIO COMPANY AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of 12/31/2021)
			1 YEAR	5 YEAR	10 YEAR
Mid-Cap Value	Thrivent Mid Cap Value Portfolio	0.90% [1]	30.88%	N/A [4]	N/A [4]
Money Market - Taxable	Thrivent Money Market Portfolio	0.32%	0.00%	0.82%	0.41%
Multisector Bond	Thrivent Multidimensional Income Portfolio	1.07% [1]	5.77%	N/A [2]	N/A [2]
	Thrivent Opportunity Income Plus Portfolio	0.63%	1.80%	3.61%	3.23%
Real Estate	Thrivent Real Estate Securities Portfolio	0.84%	42.11%	11.54%	11.60%
Short-Term Bond	Thrivent Limited Maturity Bond Portfolio	0.44%	0.27%	2.52%	2.26%
Small Blend	Thrivent Small Cap Index Portfolio	0.24%	26.50%	12.21%	14.21%
	Thrivent Small Cap Stock Portfolio	0.70%	24.77%	16.34%	15.01%
Small Growth	Thrivent Small Cap Growth Portfolio	0.94% [1]	11.94%	N/A [3]	N/A [3]
World Large – Stock Blend	Thrivent Global Stock Portfolio	0.62%	20.71%	13.69%	12.46%
	Thrivent Low Volatility Equity Portfolio	0.90% [1]	18.65%	N/A [2]	N/A [2]
1Current expenses reflect temporary fee reductions.
2The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/28/2017 and does not have annual returns for the period shown.
3The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/27/2018 and does not have annual returns for the period shown.
4The Fund is not showing Average Annual Total Returns information because the Fund commenced operation on 04/29/2020 and does not have annual returns for the period shown.
The table below identifies which Portfolios are available for use with the Thrivent Guaranteed Lifetime Withdrawal Benefit (GLWB) Rider.
ALLOCATION OPTIONS	REQUIRED ALLOCATION PERCENTAGE
Thrivent Moderately Conservative Allocation Portfolio	100%

This Summary Prospectus incorporates by reference the Thrivent Flexible Premium Deferred Variable Annuity Prospectus and Statement of Additional Information (SAI), both dated April 30, 2022, as amended and supplemented.
The Statement of Additional Information (SAI) dated April 30, 2022 contains more information about the Contract and the Variable Account. The SAI has been filed with the SEC and is incorporated by reference into the Prospectuses. The SAI is available, without charge, upon request. You can view a copy of the SAI online at dfinview.com/Thrivent/FlexDefVA. For a free paper copy of the SAI, to request other information about the Contract, and to make investor inquiries, you may call our Service Center at 1-800-847-4836, or you may send an email to mail@thrivent.com.
Reports and other information about Thrivent are available on the Securities Exchange Commission website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Thrivent is the marketing name for Thrivent Financial for Lutherans. Insurance products issued by Thrivent. Securities and investment advisory services offered through Thrivent Investment Management Inc., a registered investment adviser, member FINRA and SIPC, and a subsidiary of Thrivent. Licensed agent/producer of Thrivent. Registered representative of Thrivent Investment Management, Inc. Thrivent.com/disclosures.
Insurance products, securities and investment advisory services are provided by appropriately appointed and licensed financial advisors and professionals. Only individuals who are financial advisors are credentialed to provide investment advisory services. Visit Thrivent.com or FINRA’s Broker Check for more information about our financial advisors.
Contract Forms #W-BC-FPVA and state variations
EDGAR Contract No.C000007338	32037SPR R4-22